UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 5/27/2009

BIOPURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 011-15167

Delaware	04-2836871
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

11 Hurley Street

Cambridge, MA 02141

(Address of principal executive office, including zip code)

(617) 234-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

This Notice is being disseminated to advise the public of the proposed settlement of the shareholder derivative action brought by several shareholders on behalf of, and for the benefit of Biopure Corporation. The Court will hold a final settlement hearing on July 24, 2009 at 2:30pm in the United States District Court for the District of Massachusetts, 1 Courthouse Way, Boston, Massachusetts 02210, to determine whether to approve the settlement.

This Notice is given pursuant to an Order of the United States District Court, District of Massachusetts. The Notice is set forth as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits

Exhibit 10.1      Notice of Proposed Derivative Action Settlement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPURE CORPORATION

Dated: June 2, 2009	By:	/s/ Zafiris G. Zafirelis
Zafiris G. Zafirelis
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Notice of Proposed Derivative Action Settlement